UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2007

Rancher Energy Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-51425	98-0422451
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 18th Street, Suite 1740, Denver, Colorado 80202
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code (303) 629-1122

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Rancher Energy Corp. (the “Company”) entered into the material agreements described under Item 3.02 below.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 4, 2007, the Company closed the Purchase & Sale Agreement (the “Purchase Agreement”) between the Company and Wyoming Mineral Exploration, LLC (“WME”) for the purchase of WME’s approximate 8,500 acre land position in the Big Muddy Field in the Powder River Basin east of Casper, Wyoming. The total purchase price was $25,000,000. The Purchase Agreement is included as Exhibit 10.9 to the Form 10-Q Quarterly Report filed by the Company on August 22, 2006.

Item 3.02

Securities Offering

On January 4, 2007, the Company closed the additional sale of (i) 2,666,666 shares of its Common Stock, (ii) notes convertible into an aggregate number of shares of its Common Stock equal to 3,590,853 shares, and (iii) warrants to purchase up to 6,257,519 shares of Common Stock, to investors in a private placement more fully described in the Current Report on Form 8-K the Company filed on December 27, 2006. The aggregate gross proceeds received by the Company were $9,386,280.50. To evidence the sale, the Company and each investor entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) dated December 21, 2006 by and among the Company and the investors identified therein, the form of which, along with the form of warrant, were included as Exhibits 10.1 and 4.1, respectively, to the Current Report on Form 8-K filed by the Company on December 27, 2006. The form of note is attached to this Current Report on Form 8-K as Exhibit 10.1.

The proceeds from the additional sale of securities were used primarily to acquire interests in real property in Wyoming’s Powder River Basin, as more fully described in Item 2.01 of this Current Report on Form 8-K.

The Company relied on Section 4(2) of the Securities Act of 1933 and Rule 506 promulgated thereunder, as the basis for its exemption from registration of this issuance. All of the investors in the additional closing made investment representations and confirmed their understanding that the securities may not be sold in the United States unless subsequently registered or pursuant to an exemption from the registration requirements.

THE SECURITIES OFFERED IN THE OFFERING HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION OR AN APPLICABLE EXEMPTION FROM REGISTRATION REQUIREMENTS.

The Company agreed to pay agent fees aggregating $664,539.64.

Registration Rights

In connection with the additional closing, the Company and each investor entered into a registration rights agreement, which is described more fully in, and is included as Exhibit 4.2 to, the Current Report on Form 8-K filed by the Company on December 27, 2006.

Item 7.02 Regulation FD Disclosures

On January 8, 2007, the Company issued a press release entitled“Rancher Energy Completes Acquisition of Highly Prospective Big Muddy Oil Field.” The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed filed for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing.

Item 9.01  Financial Statements and Exhibits

The financial statements related to Item 2.01 of this Current Report on Form 8-K are not included, and the Company expects to file the relevant financial statements not later than 71 calendar days after the date of this Current Report on Form 8-K.

Exhibit Number	Description

Exhibit 10.1	Form of Note

Exhibit 99.1	January 8, 2007 Press Release entitled “Rancher Energy Completes Acquisition of Highly Prospective Big Muddy Oil Field”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANCHER ENERGY CORP.

Date:	Signature:	/s/ John Works
	Name:	John Works
	Title:	President, Principal Executive Officer and Principal Financial Officer

Dated: January 8, 2007

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	Form of Note

Exhibit 99.1	January 8, 2007 Press Release entitled “Rancher Energy Completes Acquisition of Highly Prospective Big Muddy Oil Field”